Exhibit 99.1
                                                                    ------------

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 APRIL 16, 2001


                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS               OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever          GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever          GOM            Contracted           Chevron
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg         Indonesia      Contracted           Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg         Indonesia      Contracted           Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg         GOM            Contracted           Newfield
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg         GOM            Contracted           Seneca
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot    GOM            Contracted           Dominion
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot    GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                Abidjan        Shipyard                      -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                  GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000       GOM            Contracted           Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                North Sea      Contracted                    -
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                  GOM            Committed                     -
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class           Australia      Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco     North Sea      Contracted           Venture
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                North Sea      Contracted           Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                  China          Contracted           CACT
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                  Australia      Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class           GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class           GOM            Contracted           ExxonMobil
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            2,000'    Victory Class           GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000             GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000             GOM            Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000             GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000             Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class           GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy     Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced       GOM            Contracted           Shell
                                 Pacesetter
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class           GOM            Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class           GOM            Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class           GOM            Contracted           BP
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey           GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey           GOM            Contracted           Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    DP Ocean Ranger II      Brazil         Contracted           Petrobras
                                 Modified
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class           Singapore      Shipyard Upgrade              -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified  GOM            Contracted           BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi     Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


TABLE CONTINUED.....



RIG NAME                CURRENT TERM             START DATE             ESTIMATED END DATE
--------------------------------------------------------------------------------------------------
Ocean Crusader          one well                 mid April 2001         mid May 2001
--------------------------------------------------------------------------------------------------
Ocean Drake             six month extension      late March 2001        late September 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Champion          two wells                mid April 2001         late May 2001
--------------------------------------------------------------------------------------------------
Ocean Columbia          six month extension      mid January 2000       late July 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Spartan           six month term           late November 2000     late May 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Spur              six month term           early April 2001       early October 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Sovereign         two-year term            mid September 2000     early September 2002
--------------------------------------------------------------------------------------------------
Ocean Heritage          one-year term            lateJanuary 2001       late January 2002
--------------------------------------------------------------------------------------------------
Ocean King              90 day term plus option  late February 2001     late May 2001
--------------------------------------------------------------------------------------------------
Ocean Nugget            one well/one workover    mid March 2001         late April 2001
--------------------------------------------------------------------------------------------------
Ocean Summit            one well plus option     mid February 2001      early May 2001
--------------------------------------------------------------------------------------------------
Ocean Warwick           three month extension    earlyiApril 2001       early July 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Titan             one-well                 mid February 2001      late April 2001
--------------------------------------------------------------------------------------------------
Ocean Tower             one well                 mid February 2001      late April 2001
--------------------------------------------------------------------------------------------------
Ocean Liberator                    -                       -            -
--------------------------------------------------------------------------------------------------
Ocean Century                      -                       -            -
--------------------------------------------------------------------------------------------------
Ocean Ambassador         two wells plus option   mid February 2001      early May 2001
--------------------------------------------------------------------------------------------------
Ocean Nomad                        -                       -            -
--------------------------------------------------------------------------------------------------
Ocean New Era                      -             mid May 2001           mid August 2001
--------------------------------------------------------------------------------------------------
Ocean Bounty            180-day contract         early March 2001       late October 2001
--------------------------------------------------------------------------------------------------
Ocean Guardian          one well                 mid August 2000        mid April 2001
--------------------------------------------------------------------------------------------------
Ocean Princess          one well                 early April 2001       early May 2001
--------------------------------------------------------------------------------------------------
Ocean Whittington       three-year term          mid March 1998         mid May 2001
--------------------------------------------------------------------------------------------------
Ocean Epoch             one well                 early March 2001       early May 2001
--------------------------------------------------------------------------------------------------
Ocean General           200-day term contract    mid February 2001      early September 2001
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Prospector                   -                       -            -
--------------------------------------------------------------------------------------------------
Ocean Endeavor          two workovers            mid March 2001         mid May 2001
--------------------------------------------------------------------------------------------------
Ocean Rover                        -                       -            -
--------------------------------------------------------------------------------------------------
Ocean Concord           one well                 mid April 2001         early May 2001
--------------------------------------------------------------------------------------------------
Ocean Lexington         second of three wells    late January 2001      early July 2001
--------------------------------------------------------------------------------------------------
Ocean Saratoga          one well                 mid February 2001      late May 2001
--------------------------------------------------------------------------------------------------
Ocean Yorktown          five-year term           early June 1996        early June 2001
--------------------------------------------------------------------------------------------------
Ocean Voyager           one well plus option     mid April 2001         mid July 2001
--------------------------------------------------------------------------------------------------
Ocean Yatzy             five-year term           early November 1998    early November 2003
--------------------------------------------------------------------------------------------------
Ocean Worker            four-year term           mid January 1998       mid January 2002
                        plus option
--------------------------------------------------------------------------------------------------
Ocean Quest             one well plus option     early April 2001       late May 2001
--------------------------------------------------------------------------------------------------
Ocean Winner            two-year term            early May 1999         early May 2001
--------------------------------------------------------------------------------------------------
Ocean Star              two wells                mid March 2001         late April 2001
--------------------------------------------------------------------------------------------------
Ocean Victory           180-day extension        late March 2001        late September 2001
--------------------------------------------------------------------------------------------------
Ocean America           one well plus option     early April 2001       late August 2001
--------------------------------------------------------------------------------------------------
Ocean Valiant           810 day term             late September 1999    late April 2001
--------------------------------------------------------------------------------------------------
Ocean Alliance          three-year term          early September 2000   early September 2003
--------------------------------------------------------------------------------------------------
Ocean Baroness                     -                       -            February 2002
--------------------------------------------------------------------------------------------------
Ocean Confidence        five-year term           early January 2001     early January 2006
--------------------------------------------------------------------------------------------------
Ocean Clipper           three-year term          mid January 2000       mid January 2003
--------------------------------------------------------------------------------------------------


TABLE CONTINUED....


                        DAYRATE
RIG NAME                (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------
Ocean Crusader          upper 30's      followed by 2 weeks downtime for ABS leg
                                        inspection/repairs ending late May 2001; followed by
                                        one well with Walter in lower 40's ending late June
                                        2001; followed by one well plus option with Walter
                                        in lower 40's ending mid July 2001
--------------------------------------------------------------------------------------------
Ocean Drake             lower 40's      available
--------------------------------------------------------------------------------------------
Ocean Champion          upper 30's      two wells plus option with Westport in lower 40's
                                        ending late July 2001.
--------------------------------------------------------------------------------------------
Ocean Columbia          lower 40's      available
--------------------------------------------------------------------------------------------
Ocean Spartan           lower 40's      available
--------------------------------------------------------------------------------------------
Ocean Spur              upper 40's      available
--------------------------------------------------------------------------------------------
Ocean Sovereign         lower 30's      shipyard repairs beginning mid December 2000 and
                                        ending late June 2001
--------------------------------------------------------------------------------------------
Ocean Heritage          mid 30's        available
--------------------------------------------------------------------------------------------
Ocean King              lower 50's      available
--------------------------------------------------------------------------------------------
Ocean Nugget            lower 50's      available
--------------------------------------------------------------------------------------------
Ocean Summit            lower 40's      shipyard for spud can inspection ending late May
                                        2001
--------------------------------------------------------------------------------------------
Ocean Warwick           lower 50's      available
--------------------------------------------------------------------------------------------
Ocean Titan             mid 30's        one well extension plus option with Dominion in mid
                                        40's ending late June 2001
--------------------------------------------------------------------------------------------
Ocean Tower             lower 40's      one well extension plus option with Spinnaker in mid
                                        40's ending late May 2001
--------------------------------------------------------------------------------------------
Ocean Liberator                -        available
--------------------------------------------------------------------------------------------
Ocean Century                  -                                 -
--------------------------------------------------------------------------------------------
Ocean Ambassador        lower 40's      available
--------------------------------------------------------------------------------------------
Ocean Nomad                    -        shipyard repairs beginning mid January 2001 and
                                        ending late April 2001; followed by one well with BG
                                        in mid 70's ending early June 2001; followed by one
                                        well plus two options with Veba in mid 60's ending
                                        late September 2001
--------------------------------------------------------------------------------------------
Ocean New Era                  -        available
--------------------------------------------------------------------------------------------
Ocean Bounty            lower 80's      available
--------------------------------------------------------------------------------------------
Ocean Guardian          lower 40's      shipyard ending early May 2001; followed by nine
                                        months plus option with Shell in lower 70's ending
                                        early February 2002
--------------------------------------------------------------------------------------------
Ocean Princess          upper 30's      mid period survey ending late May 2001; followed by
                                        one well with Talisman in lower 40's ending late
                                        August 2001; followed by three month term plus
                                        options with Talisman in high 60's ending late
                                        November 2001.
--------------------------------------------------------------------------------------------
Ocean Whittington       100's           modification and mobe period with ExxonMobil in mid
                                        30's ending late June 2001, followed by one well
                                        with ExxonMobil in lower 60's ending mid August 2001
--------------------------------------------------------------------------------------------
Ocean Epoch             upper 40's      one well plus six options with CACT in mid 50's
                                        ending mid June 2001
--------------------------------------------------------------------------------------------
Ocean General           lower 80's      available
--------------------------------------------------------------------------------------------
Ocean Prospector               -                                 -
--------------------------------------------------------------------------------------------
Ocean Endeavor          lower 40's      available
--------------------------------------------------------------------------------------------
Ocean Rover                    -                                 -
--------------------------------------------------------------------------------------------
Ocean Concord           upper 30's      one well plus option with Walter in lower 40's
                                        ending mid May 2001; followed by one well plus
                                        option in mid 50's ending late May 2001; followed
                                        by four wells with Murphy in upper 40's ending late
                                        February 2002
--------------------------------------------------------------------------------------------
Ocean Lexington         lower 40's      one well plus option with Kerr McGee in lower 50's
                                        ending mid July 2001
--------------------------------------------------------------------------------------------
Ocean Saratoga          lower 40's      one well with Walter in mid 40's ending late May
                                        2001; followed by one well plus option with
                                        Walter in upper 40's ending early July 2001
--------------------------------------------------------------------------------------------
Ocean Yorktown          lower 60's      available
--------------------------------------------------------------------------------------------
Ocean Voyager           lower 50's      available
--------------------------------------------------------------------------------------------
Ocean Yatzy             120's           available
--------------------------------------------------------------------------------------------
Ocean Worker            120's           available
--------------------------------------------------------------------------------------------
Ocean Quest             lower 80's      contracted for one well with Kerr McGee in lower
                                        80's ending early July 2001
--------------------------------------------------------------------------------------------
Ocean Winner            lower 80's      contracted for 18 month extension with Petrobras in
                                        lower 80's ending late October 2002
--------------------------------------------------------------------------------------------
Ocean Star              mid 90's        six month extension plus option with Kerr McGee in
                                        100's ending late October 2001
--------------------------------------------------------------------------------------------
Ocean Victory           110's           available
--------------------------------------------------------------------------------------------
Ocean America           110's           assignment from BP
--------------------------------------------------------------------------------------------
Ocean Valiant           110's           contracted for Conger Prospect in 110's ending late
                                        April 2001; followed by 120's ending late December
                                        2001
--------------------------------------------------------------------------------------------
Ocean Alliance          110's           available
--------------------------------------------------------------------------------------------
Ocean Baroness                 -        available
--------------------------------------------------------------------------------------------
Ocean Confidence        170's           available
--------------------------------------------------------------------------------------------
Ocean Clipper           lower 90's      available
--------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico